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                                                                    Exhibit 10.2

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SILICON VALLEY BANK

                   AMENDMENT TO LOAN DOCUMENTS (EXIM PROGRAM)

BORROWER:   ONYX SOFTWARE CORPORATION

DATE:       MARCH 31, 2004

      THIS AMENDMENT TO LOAN DOCUMENTS (EXIM PROGRAM) is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement (Exim Program) between them, dated May 5, 2003 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED MATURITY DATE. The Maturity Date set forth in Section 4 of the Schedule to Loan and Security Agreement (Exim Program) is hereby amended to read as follows:

            4.    MATURITY DATE
                  (Section 6.1):    MARCH 30, 2005.

      2. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $30,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

      3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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            SILICON VALLEY BANK               AMENDMENT TO LOAN AGREEMENT (EXIM)
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BORROWER:                                     SILICON:

ONYX SOFTWARE CORPORATION                     SILICON VALLEY BANK


BY   /S/ JAMES O. BECK                        BY  /S/ SHANE ANDERSON
  ---------------------                         --------------------
TREASURER                                     TITLE PORTFOLIO MGR.

BY  /S/ PAUL DAUBER
  ---------------------
SECRETARY OR ASS'T SECRETARY


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SILICON VALLEY BANK

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE
                                 (Exim Program)

$2,000,000                                                        MARCH 31, 2004

      FOR VALUE RECEIVED, the undersigned (jointly and severally, the "Borrower") promises to pay to the order of SILICON VALLEY BANK ("Silicon"), at 3003 Tasman Drive, Santa Clara, California 95054, or at such other address as the holder of this Note shall direct, the principal sum of TWO MILLION DOLLARS ($2,000,000), or such lesser or greater amount as shall be equal to the unpaid balance of the "Exim Loans" as defined in the Loan and Security Agreement (Exim Program) between Borrower and Silicon dated May 5, 2003 (the "Loan Agreement"). This Amended and Restated Secured Promissory Note amends and restates in its entirety that certain Secured Promissory Note (Exim Program) in the original principal amount of $2,000,000 executed by Borrower in favor of Silicon and dated May 5, 2003.

      The principal amount of this Note shall be payable as set forth in the Loan Agreement.

      This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the interest rate set forth in the Loan Agreement.

      Accrued interest on this Note shall be payable monthly in accordance with the terms of the Loan Agreement. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereof.

      Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

      In the event any payment of principal or interest on this Note is not paid in full when due, or if any other Event of Default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between the Borrower and Silicon (collectively, "Events of Default"), Silicon may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Silicon after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Silicon to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

      All payments hereunder are to be applied first to reasonable costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of


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            SILICON VALLEY BANK                          SECURED PROMISSORY NOTE
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principal. Silicon shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

      The Borrower agrees to pay all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by Silicon in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

      This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and Silicon. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between the Borrower and Silicon, and all of Silicon's rights and remedies hereunder and thereunder are cumulative.

      In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

      No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Silicon, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

      SILICON, BY ITS ACCEPTANCE HEREOF, AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

      This Note is payable in, and shall be governed by the laws of, the State of California.

                                                   ONYX SOFTWARE CORPORATION


                                                   By /s/ JAMES O. BECK
                                                     -------------------
                                                   Title  Treasurer


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